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
AMCOM CORPORATION                       FIDELITY BANK                          Loan Number 2973
6205 BURY DRIVE                         7600 PARKLAWN AVE.                     Date September 10, 1996
EDEN PRAIRIE, MN 55346                  EDINA, MN 55435                        Maturity Date January 1, 1997
                                                                               Loan Amount $2,500,000.00
BORROWER'S NAME AND ADDRESS             LENDER'S NAME AND ADDRESS              Renewal of 2973
"i" "me" and "my" means each borrower   "You" and "your" means the lender,
above, together and separately.         its successors and assigns
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I promise to pay you, at your address listed above, the PRINCIPAL sum of TWO
MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($2,500,000.00).

[ ] Single Advance: I will receive all of the loan amount on _________________. There will be no additional advances under this note.
[X] Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On September 10, 1996
         I will receive $_____ and future principal advances are permitted.
         Conditions:  The conditions for future advances are
         [X] Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on January 1, 1997.
         [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from September 10, 1996 at the rate of 8.750% per year until FIRST CHANGE DATE.
[X] Variable Rate:  This rate may then change as stated below.
         [X] Index Rate: The future rate will be 0.500% over the following index rate: PRIME RATE ESTABLISHED BY FIRST BANK NATIONAL ASSOCIATION
[ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
[X] Frequency and Timing:  The rate on this note may change as often as daily.
         A change in the interest will take effect on the same day.
[X] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ____% or less than 7.000%. The rate may not change more than ____% each _____________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
[X] The amount of each scheduled payment will change. [X] The amount of the final payment will change.
[ ] __________________________________________________________________________.
ACCRUAL METHOD:  You will calculate interest on an actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
         [X] on the same fixed or variable rate basis in effect before maturity (as indicated above).
         [ ] at a rate equal to ______________________________________________.
[ ] LATE CHARGE: If I make a payment more than ___ days after it is due, I agree to pay a late charge of ______________________________________________________.
[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:
______________________________.
[ ] Authority: The interest rate and other charges for this loan are authorized by ________________________________________________________.
PAYMENTS:  I agree to pay this note as follows:
[X] Interest: I agree to pay accrued interest on demand, but if no demand is made then on the 1st day of each month beginning October 1, 1996.
[X] Principal: I agree to pay the principal on demand, but if no demand is made then on January 1, 1997.
[ ] Installments: I agree to pay this note in _____ payments. A payment of $______________________ will be due ________________________. The final payment of the entire unpaid balance of principal and interest will be due
_________________________________________________.
ADDITIONAL TERMS:
THIS NOTE IS SECURED BY ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT AND GENERAL INTANGIBLES NOW OWNED OR HEREAFTER ACQUIRED. THIS NOTE IS GUARANTEED.

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
[ ] SECURITY:  This note is separately secured by (describe     PURPOSE:  The purpose of this loan is business: WORKING
separate document by type and date):                            CAPITAL RENEWAL ______________________.
                                                                SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE
                                                                (INCLUDING THOSE ON PAGE 2).  I have received a copy on
                                                                today's date.

(This section is for your internal use. Failure to list
a separate security document does not mean the agreement
will not secure this note).
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Signature for Lender                        AMCOM CORPORATION


/s/ ANDREW FERIANCEK                    By: /s/ DEL JOHNSON
---------------------------------           ------------------------------
ANDREW FERIANCEK                            DEL JOHNSON, PRESIDENT



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